|--------------------|
                                                          |OMB  APPROVAL       |
                                                          |OMB  Number:        |
                                                          |3235-0060           |
                                                          |--------------------|
                                                          |Expires:  March  31,|
                                                          |2003                |
                                                          |--------------------|
                                                          |Estimated  average  |
                                                          |burden response:    |
                                                          |1.25                |
                                                          |--------------------|



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date  of  Report:     November  22,  2001


WTAA  INTERNATIONAL,  INC.
(Exact  Name  of  registrant  as  specified  in  its  chapter)



Florida                       000-28847                   65-0260846
(State or other jurisdiction  (Commission  File Number)   (IRS Employer
of incorporation)                                         Identification Number)




1027  S.  Rainbow  Blvd.,  Unit  391
Las  Vegas,  NV                                                   89145
(Address  of  principal  offices)                              (Zip  Code)



Registrant"s  telephone  number,  including  area  code  (702)  341-6622

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

None

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

WTAA (dba Gravitas) acquired Evolution Marketing Systems Inc., a developer of marketing technology. Evolution Marketing Systems, Inc.'s core technology is a digital profiling platform that monitors and tracks all components of permission-based interactive marketing campaigns.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

None

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

None

ITEM  5.     OTHER  EVENTS

On October 23rd, 2001, Larry Shaben, WTAA's Chairman announced the board's decision to re-align the company's business direction to the field of digital communications completing the Company's Plan of Re-Organization announced on February 8,th, 2001. In addition, it was announced that the company has filed a Form 14C to initiate a name change from WTAA International, Inc. to Gravitas International, Inc.


ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIALS,  &  EXHIBITS

1.0      News  Release  dated  November  19th,  2001.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:                              WTAA  International,  Inc.



                              By:  /s/  Colin  Vance  Campbell,
                                    President